NeoForce Group, Inc. Acquisition (Tables)	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Schedule of Aggregate Purchase Price Consideration	The aggregate purchase price consideration was as follows:

Cash consideration	$1,000,000
Fair value of contingent consideration	153,000
Total purchase price consideration	$1,153,000

Fair Values of Assets Acquired	The fair values of assets acquired at the transaction date are summarized below:

Net tangible assets acquired	$39,377
Customer contracts	259,730
Patents	135,890
Goodwill	718,003
Net Assets Acquired	$1,153,000

Schedule of Unaudited Pro Forma Financial Information
In addition, the unaudited pro forma financial information does not attempt to project the future consolidated results of operations.

December 31, 2015
Pro forma total revenues	$1,168,846
Pro forma net loss	$(16,002,126)
Pro forma net loss per share – basic and diluted	$(1.70)
Pro forma weighted-average shares-basic and diluted	9,425,880